SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 29, 2002


                                KOPIN CORPORATION
               (Exact Name of Registrant as Specified in Charter)



    DELAWARE                          0-19882                04-2833935
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(State or Other Jurisdiction        (Commission           (IRS Employer
         of Incorporation)          File Number)          Identification No.)


                695 Myles Standish Blvd., Taunton, MA 02780-1042
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits.
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         99.1     Kopin Corporation Press Release, dated July 29, 2002.


Item 9. Regulation FD Disclosure.
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         Attached as an exhibit to this Form 8-K is a copy of a press release disseminated publicly by Kopin Corporation on July 29, 2002 in which the company announced its development of a new technological process and its related CyberLiteTM product line.

         Kopin also announced in the attached press release that an article co-authored by John C.C. Fan, Chairman, President, and Chief Executive Officer of Kopin, regarding the subject of the release is being published in the July 29, 2002 edition of Applied Physics Letters. In addition, an article regarding Kopin's development of its CyberLiteTM technology was published on Forbes.com (http://www.forbes.com) on July 29, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KOPIN CORPORATION


Dated:  July 29, 2002         By: /s/ Richard A. Sneider
                                  ----------------------------------------------
                                    Richard A. Sneider
                                    Treasurer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)